                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FUSION MEDICAL TECHNOLOGIES, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     1) Title of each class of securities to which transaction applies:

        -----------------------------------------------------------------------


     2) Aggregate number of securities to which transaction applies:

        -----------------------------------------------------------------------


     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        ----------------------------------------------------------------------


     4) Proposed maximum aggregate value of transaction:

        ----------------------------------------------------------------------


     5) Total fee paid:

        ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ----------------------------------------------------------------------


     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

                       FUSION MEDICAL TECHNOLOGIES, INC.

                               ----------------

                    Notice of Annual Meeting of Stockholders
                          to be held on June 14, 2001

                               ----------------

Dear Stockholder:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of Fusion Medical Technologies, Inc., a Delaware corporation (the "Company"), will be held on Thursday, June 14, 2001 at 9:30 a.m., local time, at the Company's headquarters located at 34175 Ardenwood Blvd., Fremont, California for the following purposes:

     1. To elect one Class II director to serve for a term of two years expiring upon the 2003 Annual Meeting and to elect three Class III directors to serve for terms of three years expiring upon the 2004 Annual Meeting or until their successors are duly elected and qualified.

     2. To approve an amendment to the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock authorized for issuance by 710,000 shares to 4,300,492 shares.

     3. To ratify the appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending December 31, 2001.

     4. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

   Only holders of record of the Company's Common Stock at the close of business on April 23, 2001, the record date, are entitled to notice of and to vote at the Annual Meeting.

   All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if he or she has returned a proxy.

                                          By Order Of The Board Of Directors

                                          /S/ PHILIP M. SAWYER
                                          Philip M. Sawyer
                                          President, Chief Executive Officer
                                           and Director

Fremont, California
May 4, 2001

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN
      THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                       FUSION MEDICAL TECHNOLOGIES, INC.

                                Proxy Statement
                                      for
                      2001 Annual Meeting of Stockholders
                            To Be Held June 14, 2001

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
PROCEDURAL MATTERS........................................................   1

PROPOSAL ONE--ELECTION OF DIRECTORS.......................................   3

PROPOSAL TWO--AMENDMENT TO 1993 STOCK OPTION PLAN.........................   6

PROPOSAL THREE--RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS....  10

SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT..................  12

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT.........................  13

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............  13

SUMMARY COMPENSATION TABLE................................................  14

CERTAIN TRANSACTIONS......................................................  16

EMPLOYMENT CHANGE-IN-CONTROL AGREEMENTS...................................  16

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS............  17

STOCK PERFORMANCE GRAPH...................................................  19

OTHER MATTERS.............................................................  20

APPENDIX A................................................................ A-1

                       FUSION MEDICAL TECHNOLOGIES, INC.

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS

                               PROCEDURAL MATTERS

General

   This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Fusion Medical Technologies, Inc. ("Fusion" or the "Company") for use at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Thursday, June 14, 2001 at 9:30 a.m., local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's headquarters located at 34175 Ardenwood Blvd., Fremont, California 94555, and the telephone number at that location is (510) 818-4600.

   These proxy solicitation materials will be mailed on or about May 4, 2001, together with the Company's 2000 Annual Report to Stockholders, to all stockholders entitled to vote at the Annual Meeting.

Record Date and Voting Securities

   Stockholders of record at the close of business on April 23, 2001 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 14,016,001 shares of the Company's Common Stock were issued and outstanding held by approximately 97 stockholders. No shares of Preferred Stock were outstanding.

Revocability of Proxies

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

Voting Procedures

   Each stockholder is entitled to one vote for each share of Common Stock on all matters to be voted on by the stockholders. Votes cast in person or by proxy will be tabulated by the inspector of elections (the "Inspector") with assistance from EquiServe, the Company's transfer agent.

   Upon the execution and return of the enclosed form of proxy, the shares represented thereby will be voted in accordance with the terms of the proxy, unless the proxy is revoked. If no directions are indicated in such proxy, the shares represented thereby will be voted (i) "FOR" the election of the Company's director nominees, (ii) "FOR" ratification and approval of an amendment to the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock reserved for issuance by 710,000 to 4,300,492 shares, and (iii) "FOR" ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for the fiscal year ending December 31, 2001.

Quorum; Abstentions; Broker Non-Votes

   In general, Delaware law provides that a quorum consists of a majority of shares which are entitled to vote and which are present or represented by proxy at the meeting. The Inspector will treat shares that are voted

"WITHHELD" or "ABSTAIN" as being present and entitled to vote for purposes of determining the presence of a quorum but will not be treated as votes in favor of or opposed to any matter submitted to the stockholders for a vote. Any proxy which is returned using the form of proxy enclosed and which is not marked as to a particular item will be voted for the election of the directors and for the confirmation of the appointment of the designated independent auditors and, as the proxy holders deem advisable, on other matters that may come before the meeting, as the case may be, with respect to the items not marked.

   If a broker indicates on the enclosed proxy or its substitute that it does not have discretionary authority as to certain shares to vote on a particular matter ("Broker Non-Votes"), those shares will not be considered as present with respect to that matter. The Company believes that the tabulation procedures to be followed by the Inspector are consistent with the general statutory requirements in Delaware concerning voting of shares and determination of a quorum.

Proxies

   All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions indicated on those proxies, if not revoked prior thereto. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the proxy holders will have discretion to vote on those matters in accordance with their best judgment.

   Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy may be revoked (i) by delivery of a written notice of revocation or a duly executed proxy to the Secretary of the Company bearing a date later than the prior proxy relating to the same shares, or (ii) by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not itself revoke a proxy). Any written notice of revocation or subsequent proxy must be received by the Secretary of the Company prior to the taking of the vote at the Annual Meeting.

Expense of Solicitation

   The cost of soliciting proxies will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Proxies may also be solicited by the Company's directors, officers and employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

Procedure for Submitting Stockholder Proposals

   Proposals of the Company's stockholders intended to be presented at the our 2002 Annual Meetings must be received by the Company no later than November 30, 2001, and must satisfy the conditions established by the Securities and Exchange Commission (the "SEC") for stockholder proposals to be included in the Company's proxy statement for that meeting.

                                  PROPOSAL ONE

                             ELECTION OF DIRECTORS

General

   Pursuant to the Company's Restated Certificate of Incorporation and By-Laws, the Company's Board of Directors currently consists of seven authorized seats on the Board of Directors, divided into three classes serving staggered terms of three years. There are two directors in Class I, two directors in Class II and three directors in Class III.

   One Class II director, Ronald A. Elenbaas, and three Class III directors, Gordon W. Russell, Philip M. Sawyer and Michael L. Eagle, will be up for election at the Annual Meeting. Vaughn D. Bryson, a former Class III director and member of our Compensation Committee, has declined to stand for reelection as a director. The form of proxy delivered with this Proxy Statement cannot be voted for a greater number of persons than the number of nominees named therein. All Class I and Class II directors will be elected at the Company's 2002 and 2003 Annual Meetings of Stockholders, respectively. The Class III directors elected at this Annual Meeting will hold office until the Company's 2004 Annual Meeting or until a successor has been duly elected and qualified.

   In the event that any nominee becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any of the nominees will be unavailable to serve.

   The names of the Class II and Class III nominees for election to the Board of Directors at the Annual Meeting, their age as of the Record Date, and certain information about them are set forth below. The names of the current Class I and Class II directors with unexpired terms, their ages as of the Record Date, and certain information about them are also stated below.

              Name               Age        Principal Occupation          Since
              ----               ---        --------------------          -----

 Nominee for Class III Directors

 Gordon W. Russell (1)..........  67 Private Investor                     1993

 Philip M. Sawyer...............  36 President and Chief Executive        1993
                                      Officer of Fusion Medical
                                      Technologies, Inc.

 Michael L. Eagle...............  53 Vice President, Eli Lilly and        2001
                                      Company

 Nominee for Class II Director

 Ronald A. Elenbaas.............  47 Consultant, Stryker Corporation      2001

 Continuing Class I Directors

 Olav B. Bergheim (1)...........  50 Venture Partner, Domain Associates   1995

 J. Michael Egan (1)............  48 President and CEO, Bluebird          1999
                                      Development, LLC

 Continuing Class II Director

 Douglas E. Kelly, M.D. (2).....  40 Managing Member, Alloy Ventures      1993
                                      1998 & 2000, LLC

--------
(1) Member of the Audit Committee.
(2) Member of the Compensation Committee.

   There are no family relationships among any directors or executive officers of the Company.

Directors to be Elected at the Annual Meeting

   Mr. Russell has served as Fusion's Chairman of the Board of Directors since October 1993. Mr. Russell is a private investor and also serves on the board of Rita Medical. Mr. Russell holds an A.B. from Dartmouth College.

   Mr. Sawyer, one of Fusion's founders, has served as President and Chief Executive Officer and as a director since April 1993. From 1991 to 1993, Mr. Sawyer worked in various positions in marketing and business development at the Stryker Corporation. Prior to that, Mr. Sawyer worked in the venture capital firm of Patricof and Co. Ventures and in the health care corporate finance group at E.F. Hutton and Co. Mr. Sawyer holds a B.A. from Haverford College and an M.B.A. from the Harvard Business School.

   Mr. Eagle is standing for election at the Annual Meeting. Since 1991, Mr. Eagle has served in various capacities at Eli Lilly and Company, including as vice president of manufacturing since 1994. Mr. Eagle also serves as a director of Cardiac Pathways Corporation, as well as for several other private companies. Mr. Eagle holds a B.S. in Mechanical Engineering from Kettering University and a M.S. in Industrial Administration from Purdue University.

   Mr. Elenbaas has served as a director of the Company since March 2001. Mr. Elenbaas previously served as a group president of Stryker Corporation from September 1975 to October 1999 and currently serves as a consultant to Stryker Corporation. Mr. Elenbaas also serves as a director of SofTech, Inc., as well as for several other private companies. Mr. Elenbaas holds a B.B.A. in Marketing from Western Michigan University and a P.M.D. in Business from the Harvard Business School.

Directors Whose Terms Extend Beyond the Annual Meeting

   Mr. Bergheim has served as a director of the Company since October 1995. Mr. Bergheim has been a Venture Partner with Domain Associates, a venture capital firm, since 1995. Prior to Domain Associates, Mr. Bergheim served in various capacities in Baxter Healthcare for 18 years. Mr. Bergheim is also a director of Vista Medical Technologies.

   Mr. Egan has served as a director since May 1999. Since 1996, Mr. Egan has been President and CEO of Bluebird Development, LLC, a financial partnership with Osaka, Japan-based Kobayashi Pharmaceutical Company, a major distributor of medical devices in Asia. Since 1992, Mr. Egan has been involved in venture capital investing in early stage medical device companies. From 1992 to 1996, Mr. Egan was a partner in Sanderling Ventures, a Menlo Park based biomedical seed-stage venture firm. Mr. Egan has also served as a CEO and as a director in various medical device companies and currently serves as a director for several private companies. Mr. Egan holds a B.A. in Business Administration from Colorado College.

   Dr. Kelly has served as a director since November 1993. Dr. Kelly is a General Partner of AMC Partners 1996, L.P., and a Managing Member of Alloy Ventures 1998, LLC and Alloy Ventures 2000, LLC, all venture capital partnerships. Dr. Kelly holds a B.A. in Biochemistry and Molecular Biology from the University of California, San Diego, an M.D. from the Albert Einstein College of Medicine and an M.B.A. from the Stanford University Graduate School of Business.

Vote Required

   The nominees receiving the highest number of affirmative votes of the shares present or represented and entitled to be voted for them shall be elected as the Class II and Class III directors. Votes withheld from any director are counted for purposes of determining the present or absence of a quorum for the transaction of business, but have no other legal effect under Delaware law.

Board Meetings and Committees

   During our 2000 fiscal year, the Board of Directors held six (6) meetings (including regularly scheduled and special meetings). Mr. Bryson and Mr. Russell were unable to attend one meeting. Certain matters were approved by the Board of Directors by unanimous written consent.

   The Board of Directors of the Company currently has two standing committees: an Audit Committee and a Compensation Committee. During our 2000 fiscal year, the Audit Committee was composed of Messrs. Bergheim, Egan and Russell and the Compensation Committee was composed of Mr. Bryson and Dr. Kelly.

   The Company has no nominating committee or committee performing similar functions.

   Audit Committee. The Audit Committee makes such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of the Company, provides to the Board of Directors the results of its examinations and recommendations derived therefrom, outlines to the Board of Directors improvements made, or to be made, in internal accounting controls, nominates independent accountants, and provides to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require Board of Directors attention. The Audit Committee held two (2) meetings during our 2000 fiscal year.

   Compensation Committee. The Compensation Committee reviews the Company's executive compensation policy, including equity compensation for senior executives of the Company, and makes recommendations to the Board of Directors regarding such matters. The Compensation Committee held six (6) meetings during our 2000 fiscal year.

Director Compensation

   Non-employee directors of the Company are not compensated in cash for attending meetings of the Board of Directors or for Board Committee meetings held on a different day. The Company has adopted the 1996 Directors' Option Plan (the "Director Plan") providing for stock options to be granted to certain non-employee directors. A total of 120,000 shares of Common Stock have been reserved for issuance under the Director Plan. As of December 31, 2000, there were options to purchase 72,668 shares outstanding under the Director Plan. The Director Plan provides for an automatic grant of an option to purchase 8,000 shares of Common Stock (the "Initial Option") to each non-employee director on the date on which such director first becomes a director. After the Initial Option is granted to a non-employee director, such director will automatically be granted an option to purchase 3,200 shares on the date of the Company's Annual Meeting, provided such person is then a non-employee director, and, provided further, that on such date such person has served on the Board of Directors for at least six months.

         THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
  "FOR" THE ELECTION OF THE NOMINEES FOR THE CLASS II AND CLASS III DIRECTORS.

                                  PROPOSAL TWO

                                  AMENDMENT TO
                             1993 STOCK OPTION PLAN

General

   The Company's 1993 Stock Option Plan (the "1993 Plan") provides for the granting to employees of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees and consultants of nonstatutory stock options. The 1993 Plan was adopted by the Board of Directors in October 1993 and approved by the stockholders in October 1993. Unless terminated sooner, the 1993 Plan will terminate automatically in September 2003.

   On January 19, 2001, the Board of Directors increased the stock options reserved for issuance under the 1993 Plan by 710,000 shares, bringing the total stock options currently reserved for issuance under the 1993 Plan to 4,300,492 shares. Proposal Two seeks stockholder approval of the increase in stock options reserved. Approval of the amendment to the 1993 Plan also perfects the stockholder approval requirement of Section 422 of the Code.

   The Company believes that stock options play a key role in the Company's ability to recruit, reward and retain executives and key employees. Companies like Fusion have historically used stock options as an important part of recruitment and retention packages. The Company competes directly with other companies for experienced executives and other key personnel and believes that it must be able to offer comparable packages to attract the caliber of individual necessary to the Company's business.

Vote Required

   The affirmative vote of a majority of the votes cast at the Annual Meeting will be required to ratify and approve the amendment to the 1993 Plan.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE 1993
PLAN.

   The essential provisions of the 1993 Plan are outlined below.

Administration

   The 1993 Plan is administered by the Board of Directors or a committee appointed by the Board of Directors (the "Administrator"), which committee is in compliance with Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act").

Eligibility; Limits on Grants

   The 1993 Plan provides that nonstatutory stock options may be granted to employees, including officers, directors and consultants to the Company. Incentive stock options may be granted only to employees, including employee directors and officers. The Administrator approves the participants, the time or times at which options are granted and the number of shares subject to each option. The 1993 Plan is administered so as to satisfy certain requirements under the federal securities laws, including under the Exchange Act, and the Code.

   As of March 31, 2001, there were approximately 89 employees and 6 consultants currently eligible to participate in the 1993 Plan, and 123 optionees, including consultants and directors, held outstanding options under the 1993 Plan. As of March 31, 2001, a total of 4,300,492 shares of Common Stock have been authorized for issuance by the Board of Directors pursuant to the 1993 Plan. 569,432 shares had been issued upon the exercise of stock options granted under the 1993 Plan, 2,980,951 shares were subject to outstanding options and 750,109 shares were available for future grant.

Terms of Options

   The term of each option granted under the 1993 Plan is determined by the Stock Option Agreement between the optionee and the Company but may not be longer than ten years, except in the case of options granted to an optionee who at the time of grant owns stock representing 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, for whom the term of each option may not be longer than five years. Each option is evidenced by a written agreement between the Company and the optionee to whom such option is granted and is subject to the following additional terms and conditions:

     (a) Exercise of the Option: The Administrator determines when options may be exercisable. Shares subject to an option generally vest and are exercisable over a period of four years at the rate of one-quarter of the shares on each anniversary of the option grant subject to option. The Administrator may accelerate the vesting of any outstanding option. The purchase price of the shares to be purchased upon exercise of any option may be paid, at the discretion of the Administrator, in cash, check, or other shares of Common Stock (with some restrictions).

     (b) Exercise Price: The exercise price under the 1993 Plan is determined by the Administrator, provided that, generally in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. In the case of a non-statutory stock option, the exercise price may not be less than 85% of the fair market value of the Common Stock on the date the option is granted. Notwithstanding the foregoing, in the case of an incentive stock option granted to an employee or consultant who, at the time of such grant, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary of the Company, the exercise price may be no less than 110% of the fair market value of the Common Stock on the date the option is granted.

     (c) Termination of Employment: If the optionee's status as an employee or consultant terminates for any reason other than death or disability, an option under the 1993 Plan may be exercised not later than 30 days after such termination (but in no event later than the date of expiration of the term of the option) and may be exercised only to the extent such option was exercisable and vested on the date of termination.

     (d) Disability of Optionee: If an optionee's continuous status as an employee, director or consultant terminates as a result of the optionee's disability (as defined in Section 22(e)(3) of the Code), an option may be exercised within 12 months after termination of employment due to such disability (but in no event later than the date of expiration of the term of the option), but only to the extent such option was exercisable and vested on the date of termination.

     (e) Death of Optionee: If an optionee should die while employed by the Company, an option may be exercised at any time within 12 months after the date of death (but in no event later than the date of expiration of the term of the option), but only to the extent such options were exercisable and vested on the date of termination.

     (f) Termination of Options: Under the form of option agreement currently used by the Company, options generally expire ten years from the date of grant.

     (g) Non-transferability of Options: Unless otherwise specified by the Administrator, options are non-transferable by the optionee other than by will or by the laws of descent or distribution and are exercisable during the optionee's lifetime only by the optionee.

     (h) Other Provisions: The option agreement may contain such other terms, provisions and conditions not inconsistent with the 1993 Plan as may be determined by the Administrator.

Changes in Capitalization

   In the event a change, such as a stock split or stock dividend payable in Common Stock, is made in the Company's capitalization which results in an exchange of Common Stock for a greater or lesser number of shares without receipt of consideration by the Company, appropriate adjustments will be made in the number of shares reserved for issuance and in the number of shares subject to outstanding options under the 1993 Plan, as well as in the price per share of Common Stock covered by such options. Such adjustment will be made by the Board of Directors, whose determination is final, binding and conclusive.

   In the event of the proposed dissolution or liquidation of the Company, options outstanding under the 1993 Plan will terminate immediately prior to such action. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company into another corporation, outstanding options may be assumed or an equivalent option may be substituted by the successor entity. If such outstanding options are not assumed or substituted, however, the Board of Directors will notify the optionee that the option will be exercisable for a period of 45 days, after which the option will terminate.

Amendment and Termination of the Plan

   The Board of Directors may amend the 1993 Plan at any time, or may terminate the 1993 Plan, without stockholder approval; provided, however, that stockholder approval is required for any amendment to the 1993 Plan for which stockholder approval would be required under the Code or other applicable rules, and no action by the Board of Directors or stockholders may unilaterally impair any option previously granted under the 1993 Plan. In any event, the 1993 Plan will terminate in October 2003. Any options outstanding under the 1993 Plan at the time of its termination will remain outstanding until they expire by their terms.

Tax Information

   The following is a summary of the effect of federal income taxation with respect to the grant and exercise of options under the 1993 Plan. It does not purport to be complete and does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which a participant may reside.

 Incentive Stock Options

   An optionee who is granted an incentive stock option will not recognize taxable income either at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or exchange equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or 10% stockholder of the Company. The Company will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

 Non-statutory Stock Options

   All other options which do not qualify as incentive stock options are referred to as non-statutory stock options. An optionee will not recognize any taxable income at the time he or she is granted a non-statutory stock option. However, upon the option's exercise, the optionee will recognize taxable income, generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to tax withholding by the Company. The Company will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

Participation in the 1993 Plan

   As of the date of this Proxy Statement, there has been no determination by the Administrator with respect to future awards under the 1993 Plan. As a result, future awards are not determinable at this time. The following table sets forth information with respect to options granted under the 1993 Plan during the fiscal year ended December 31, 2000 to each of the officers named in the Summary Compensation Table on page 14, to all current executive officers as a group, to all non-employee directors and to all other employees as a group. The term of options under the 1993 Plan (other than those granted to 10% stockholders, such as Mr. Sawyer, as to which the term is five years from the date of grant) is generally ten years from the date of grant.

                                                                     % of Total
                                                            Average    Grants
                                                  Options   Exercise Under the
            Identify of Person or Group          Granted(#) Price($) 1993 Plan
            ---------------------------          ---------- -------- ----------
   Philip M. Sawyer.............................  120,000    12.875     16.4
   Debera M. Brown..............................   30,000    12.875      4.1
   Cary J. Reich................................   30,000    12.875      4.1
   Scott Huie...................................   30,000    12.875      4.1
   Joseph F. Rondinone..........................   30,000    12.875      4.1
   All current executive officers as a group....  340,000    12.875     46.5
   All non-employee directors...................      -0-     n/a       n/a
   All other employees as a group...............  400,750    12.696     54.8

                                 PROPOSAL THREE

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

   On the recommendation of the Audit Committee, the Board of Directors has appointed PricewaterhouseCoopers LLP as independent accountants of the Company to audit the consolidated financial statements of the Company for the year ending December 31, 2001, and recommends that the stockholders vote for ratification of such appointment.

   PricewaterhouseCoopers LLP has audited the Company's financial statements since 1994. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement, and is expected to be available to respond to appropriate questions.

   The Audit Committee of the Board of Directors consisting of three non-employee directors met two (2) times during the 2000 fiscal year with representatives of the independent accountants to discuss and review various matters as contemplated by the Audit Committee Charter attached as Appendix A. Each Audit Committee member is qualified as "Independent" as defined by Rule 4200(a)(14) of the National Association of Securities Dealers.

Audit and Other Fees

   Audit Fees. Audit fees billed us by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 for review of our annual financial statements and those financial statements included in our quarterly reports totaled $101,000, of which an aggregate amount of $24,000 was billed through December 31, 2000.

   Financial Information Systems Design and Implementation Fees. We did not engage PricewaterhouseCoopers LLP to provide advice to us regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

   All Other Fees. Fees billed to us by PricewaterhouseCoopers LLP during the fiscal year ended December 31, 2000 for all other non-audit services rendered to us, including tax related services, equaled $42,250. The Audit Committee of the Board of Directors has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

Audit Committee Report

   The Board of Directors has adopted a written charter for the Audit Committee. The purposes of the Audit Committee are set forth in the Audit Committee Charter, a form of which is included as Appendix A. The role of the Audit Committee is to assist the Board of Directors in its oversight of our financial reporting process.

   As set forth in the Charter, management is responsible for the preparation, presentation and integrity of our financial reporting process and internal control systems and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee also considered whether the provision by the independent accountants of non-audit services to us is compatible with maintaining the independent accountants' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and has discussed with the independent accountants, the independent accountant's independence.

   The members of the Audit Committees are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committees rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committees' oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committees' considerations and discussions referred to above do not assure that the audits of our financial statements have been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that our accountants are in fact "independent".

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors that the audited financial statement for the fiscal year ended December 31, 2000 be included in our annual report to stockholders. We have also recommended the selection of the Company's independent accountants to the Board of Directors, and based on our recommendation, the Board of Directors has appointed PricewaterhouseCoopers LLP as the Company's independent accountants to audit the consolidated financial statements of the Company for the year ending December 31, 2001, and recommends that the stockholders vote for ratification of such appointment.

                                          AUDIT COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Gordon W. Russell
                                          Olav B. Bergheim
                                          J. Michael Egan

Vote Required

   Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants will require the affirmative vote of a majority of the votes cast at the Annual Meeting. In the event that the stockholders do not approve the selection of PricewaterhouseCoopers LLP, the Board of Directors will reconsider its selection. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of different independent auditors at any time during the year.

   THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

            SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

   The following table sets forth the beneficial ownership of Common Stock of the Company as of April 23, 2001 for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's directors;
(iii) each of the officers named in the Summary Compensation Table; and (iv) all current directors and executive officers of the Company as a group.

   Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. Except as indicated by footnote, and subject to community property laws where applicable, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them. Options and warrants to purchase shares of Common Stock that are exercisable within 60 days of April 23, 2001 are deemed to be beneficially owned by the person holding such options and warrants for the purpose of computing the percentage ownership of such person, but are not treated as outstanding for the purpose of computing the ownership of any other person. Applicable percentage of beneficial ownership is based on 14,016,001 shares of Common Stock outstanding as of April 23, 2001.

                                        All Shares  Stock Options  Percentage
                                       Beneficially Beneficially  Beneficially
                 Name                     Owned         Owned        Owned
                 ----                  ------------ ------------- ------------
State of Wisconsin Investment Board...  2,655,945            0        18.9%
 121 East Wilson Street
 Madison, Wisconsin 53707

Alloy Ventures 2000, LLC (1)..........  2,582,858            0        18.4%
 480 Cowper Street
 Palo Alto, California 94301

Kern Capital Management LLC...........  1,075,300            0         7.7%
 Robert E. Kern Jr. & David G. Kern
 114 West 47th Street
 New York, New York 10036

Franklin Resources, Inc. .............    730,000            0         5.2%
 Franklin Biotechnology Discovery Fund
 901 Mariners Island Blvd.
 San Mateo, California 94404

Interface Biomedical Laboratories
 Corporation..........................    628,210            0         4.5%
 Philip N. Sawyer, M.D.
 7600 Ridge Boulevard
 Brooklyn, New York 11209

Philip M. Sawyer (2)..................  1,034,967      111,248         7.4%

Gordon W. Russell.....................    236,127       23,132         1.7%

Douglas E. Kelly, M.D. (1)............  2,582,858       23,132        18.4%

Olav B. Bergheim......................     23,132       23,132           *

Vaughn B. Bryson......................     23,132       23,132           *

J. Michael Egan.......................     20,300       20,300           *

Ronald A. Elenbaas....................        533          333           *

Debera M. Brown.......................    147,367      110,552         1.1%

Joseph F. Rondinone, Ph.D.............    135,068      111,132           *

Scott A. Huie.........................    130,331      120,726           *

Cary J. Reich, Ph.D. .................    191,235      180,221         1.4%

All directors and executive officers
 as a group (11 persons)..............  4,413,802      635,792        31.5%

--------
 * Less than 1%.

(1) 1,486,457 shares of Common Stock and warrants exercisable into 371,614 shares of Common Stock are directly owned by Alloy Ventures 2000, L.P. ("Alloy Ventures"), 306,489 shares of Common Stock and warrants exercisable into 76,622 shares of Common Stock are directly owned by Alloy Investors 2000, L.P. ("Alloy Investors"), 178,648 shares of Common Stock and warrants exercisable into 44,662 shares of Common Stock are directly owned by Alloy Corporate 2000, L.P. ("Alloy Corporate") and 76,187 shares of Common Stock and warrants exercisable into 19,047 shares of Common Stock are directly owned by Alloy Partners 2000, L.P. ("Alloy Partners"). Alloy Ventures 2000, LLC, the general partner of Alloy Ventures, Alloy Investors, Alloy Corporate and Alloy Partners, may be deemed to have sole voting power to vote these shares and Craig Taylor, Douglas E. Kelly, John F. Shoch and Tony Di Bona, the managing members of Alloy Ventures 2000, LLC, may be deemed to have shared power to vote these shares. Also includes options to purchase 23,132 common stock shares beneficially owned by Douglas E. Kelly.

(2) Includes 295,509 shares held by Mr. Sawyer, and 628,210 shares held by Interface Biomedical Laboratories Corporation, of which Mr. Sawyer is a shareholder.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

   Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities ("10% Stockholders") to file with the SEC and the National Association of Securities Dealers reports of ownership on Form 3 and reports on changes in ownership on Form 4 or Form 5. Such executive officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

   Based solely on its review of the copies of such forms received by the Company, or written representations from certain reporting persons that no Forms 3, 4 or 5 were required for such persons, the Company believes that during our 2000 fiscal year its executive officers, directors and 10% Stockholders complied with all applicable Section 16(a) filing requirements except for the following: Philip Sawyer did not report in a timely manner on Form 4 the sale of Common Stock and Debera Brown did not report in a timely manner on Form 4 the exercise of a stock option and the disposition of the Common Stock as a gift.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

   The Company's Compensation Committee was formed in April 1995 and as of our fiscal year ended on December 31, 2000, was composed of Dr. Kelly and Mr. Bryson. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or Compensation Committee of any other Company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is, or was formerly, an officer or an employee of the Company.

                           SUMMARY COMPENSATION TABLE

   The following table sets forth certain information for the fiscal year ended December 31, 2000, regarding the compensation of our Chief Executive Officer and each of our other four most highly compensated executive officers whose annual salary and bonus for 2000 were in excess of $100,000. These executives are referred to as Named Executive Officers elsewhere in this prospectus. The Other Annual Compensation column in the table consists of housing allowances. The Salary column includes compensation earned by the individual but deferred under our 401(k) plan.

                                                        Long Term
                                                       Compensation
                                                       ------------
                                          Annual          Awards
                                       Compensation     Securities   All Other
                             Fiscal ------------------  Underlying  Compensation
Name and Principal Position   Year  Salary($) Bonus($) Options (#)      ($)
---------------------------  ------ --------- -------- ------------ ------------
Philip M. Sawyer...........   2000   220,008      --     120,000         --
 President and Chief          1999   189,375      --     100,000         --
 Executive Officer            1998   175,000   10,000        --          --

Cary J. Reich, Ph.D........   2000   204,516      --      30,000      12,000*
 Vice President, Research     1999   195,554      --      30,000      13,000*
                              1998   183,021      --      25,000      13,000*

Scott A. Huie..............   2000   182,532      --      30,000         --
 Vice President, Operations   1999   171,858      --      30,000         --
                              1998   162,424   20,000     15,000         --

Debera M. Brown............
 Vice President, Regulatory   2000   192,828      --      30,000         --
 Affairs & Quality            1999   181,551      --      30,000         --
 Assurance                    1998   172,563      --      25,000         --

Jeff Rondinone, Ph.D.......   2000   182,532      --      30,000         --
 Vice President,              1999   171,858      --      30,000         --
 Development                  1998   162,833      --      30,000         --

--------
*  Includes housing compensation.

Option Grants in Last Fiscal Year

   The following table sets forth certain information with respect to stock options granted to each of the Named Executive Officers in 2000, including the potential realizable value over the ten-year term of the stock options, based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent Fusion's estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our Common Stock.

   As of the fiscal year ended December 31, 2000, Fusion granted stock options to purchase up to an aggregate of 747,250 shares to employees, directors and consultants. 16,000 stock options were granted under Fusion's 1996 Director Option Plan and 731,250 stock options were granted under Fusion's 1993 Stock Option Plan at exercise prices equal to the fair market value of Fusion's Common Stock on the dates of the grants. All stock options have a term of ten years. Stock options under the Director Option Plan vest according to the Director Compensation section on page 5 of this proxy. Stock options under the 1993 Stock Option Plan generally vest over four years, with 25% of the stock options vesting one year after the stock option grant date, and the remaining stock options vesting ratably each month thereafter.

                                                                            Potential
                                                                        Realizable Value
                                                                        at Assumed Annual
                                                                         Rates of Stock
                          Number of   Percent of                              Price
                         Securities  Total Options                      Appreciation for
                         Underlying   Granted to   Exercise                Option Term
                           Options   Employees in    Price   Expiration -----------------
          Name           Granted (#)  Fiscal Year  Per Share    Date    5% ($)   10% ($)
          ----           ----------- ------------- --------- ---------- ------- ---------
Philip M. Sawyer........   120,000      16.4103     12.875    1-11-10   971,624 2,462,332
Debera M. Brown.........    30,000       4.1026     12.875    1-11-10   242,911   615,583
Scott A. Huie...........    30,000       4.1026     12.875    1-11-10   242,911   615,583
Cary J. Reich, Ph.D. ...    30,000       4.1026     12.875    1-11-10   242,911   615,583
Joseph F. Rondinone,
 Ph.D. .................    30,000       4.1026     12.875    1-11-10   242,911   615,583

Option Exercises and Holdings

   The following table sets forth information with respect to the Named Executive Officers concerning exercisable and unexercisable stock options held as of our fiscal year ended December 31, 2000. During 2000, Debera Brown and Joseph Rondinone exercised stock options to acquire 27,600 and 9,842 shares respectively.

   The "Value of Unexercised In-the-Money Options at December 31, 2000" is based on a value of $4.00 per share, the fair market value of Fusion's Common Stock as reflected by the closing price on the Nasdaq National Market on December 31, 2000, less the per share exercise price, multiplied by the number of shares issued upon exercise of the stock option.

                             Number of Securities
                            Underlying Unexercised     Value of Unexercised
                            Options at Fiscal Year    In-the-Money Options at
                                      End             Fiscal Year End ($)(1)
                           ------------------------- -------------------------
           Name            Exercisable Unexercisable Exercisable Unexercisable
           ----            ----------- ------------- ----------- -------------
Philip M Sawyer...........    75,416      44,584           --         --
Debera M. Brown...........    95,053      47,271        46,706        --
Scott A. Huie.............    98,853      56,147           --         --
Cary J. Reich, Ph.D. .....   164,805      47,805       303,979        --
Joseph F. Rondinone,
 Ph.D. ...................    93,851      51,149         5,859        391

--------
(1) Market value of the underlying securities based on the closing price of the Company's Common Stock on December 31, 2000 (the last market trading day in
    2000) on the Nasdaq Market of $4.00 minus the exercise price.

                              CERTAIN TRANSACTIONS

   All future transactions, including any loans from the Company to its officers, directors, principal stockholders or affiliates, will be approved by a majority of the Board of Directors, including a majority of the independent and disinterested members of the Board of Directors or, if required by law, a majority of disinterested stockholders, and will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

   On April 2, 2001, in a private placement transaction, we sold 2,047,781 shares of common stock at $2.93 a share and warrants to purchase 511,945 shares of common stock, exercisable at $3.66 a share to Alloy Ventures 2000, LLC. Douglas E. Kelly, one of our directors, is a Managing Member of Alloy Ventures 2000, LLC. In addition, we sold 409,556 shares of common stock at $2.93 a share and warrants to purchase 102,389 shares of common stock, exercisable at $3.66 a share to the State of Wisconsin Investment Board, a stockholder who previously owned more than 5% of our outstanding common stock. For additional information regarding the ownership of securities by executive officers, directors and stockholders who beneficially own 5% or more of our outstanding common stock, please see "Share Ownership by Principal Stockholders and Management."

                    EMPLOYMENT CHANGE-IN-CONTROL AGREEMENTS

   As of July 22, 1998, we had entered into employment agreements with Debera
M. Brown, Scott A. Huie, Cary J. Reich, Joseph F. Rondinone and Christopher S. Dauer. The agreements provide that all unvested option shares shall immediately vest upon a change of control event, which is defined as a transaction wherein our stockholders immediately before the transaction do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of our outstanding voting stock immediately after the transaction. The agreements also provide for severance benefits upon a termination other than for cause. These benefits include: three months continued salary, vesting of 50% of outstanding options and a one-year right to purchase vested options from the date of termination.

   In June 1999, we entered into employment agreements with Dan S. Ellis and Larry J. Strauss. The agreements provide that all unvested option shares shall immediately vest upon a change of control event, which is defined as a transaction wherein our stockholders immediately before the transaction do not retain direct or indirect beneficial ownership of more than 50% of the total combined voting power of our outstanding voting stock immediately after the transaction.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

   The Compensation Committee of the Board of Directors (the "Committee") consists of two non-employee directors: Douglas E. Kelly and Vaughn D. Bryson. The Committee was established in October 1993 and is responsible for reviewing and making recommendations to the Board of Directors regarding all forms of compensation to be provided to the executive officers and directors of the Company, including salaries, bonuses, stock compensation and loans, and all bonus and stock compensation to other employees.

 Compensation Philosophy and Policies

   The policy of the Committee is to attract and retain key personnel through the payment of competitive base salaries and to encourage and reward performance through stock ownership. The Committee's objectives are to:

  . ensure that there is an appropriate relationship between executive compensation and the creation of stockholder value;

  . ensure that the total compensation program will motivate, retain and attract executives of outstanding abilities; and

  . ensure that current cash and equity incentive opportunities are competitive with comparable companies.

 Elements of Compensation

   Compensation for officers and key employees includes both cash and equity elements.

   Cash compensation consists of base salary, which is determined on the basis of the level of responsibility, expertise and experience of the employee, taking into account competitive conditions in the industry. In addition, cash bonuses may be awarded to officers and other key employees. Compensation of sales personnel may include sales commissions tied to quarterly and annual targets.

   Ownership of the Company's Common Stock is a key element of executive compensation. Officers and other employees of the Company are eligible to participate in the 1993 Plan and the 1993 Employee Stock Purchase Plan (the "Purchase Plan"), which plans were adopted prior to the Company's initial public offering in June 1996. The 1993 Plan permits the Board of Directors or the Committee to grant stock options to employees on such terms as the Board of Directors or the Committee may determine. The Committee has sole authority to grant stock options to executive officers of the Company and is currently administering stock option grants to all employees. In determining the size of a stock option grant to a new officer or other key employee, the Committee takes into account equity participation by comparable employees within the Company, external competitive stock option awards and other relevant factors. Additional options may be granted to current employees to reward exceptional performance or to provide additional equity incentives. These options typically vest over a four-year period and thus require the employee's continuing efforts on behalf of the Company. The Purchase Plan permits employees to acquire Common Stock of the Company through payroll deductions and promotes broad-based equity participation throughout the Company. The Committee believes that it is in the stockholders' interests to link employee compensation as closely as possible to equity appreciation and thus to share with the employees the benefits of their efforts on behalf of the Company's success.

 Fiscal 2000 Executive Compensation

   Executive compensation for the fiscal year ended December 31, 2000 included base salary, cash bonus and incentive stock option grants. Executive base salary and total compensation for the fiscal year ended December 31, 2000 were determined after review of salary survey data for comparable public companies in the medical technology industry. Factors in selection of the appropriate data for comparison include company size and geographical location. In addition, the Committee reviewed compensation data extracted from the public records of comparable public companies in the medical technology/device industry. These companies were selected based on comparable age as public companies, stage of development, geographical location and other relevant factors.

 Chief Executive Officer Compensation for Fiscal 2000

   Philip Sawyer's salary for the fiscal year ended December 31, 2000 was $220,008. In 2000, Mr. Sawyer did not receive a cash bonus during the 2000 fiscal year.

 Summary

   The Compensation Committee sets policy and administers the Company's cash and equity incentive programs for the purpose of attracting and retaining highly skilled executives who will promote the Company's business goals and provide incentive for these persons to achieve goals which will build long-term stockholder value.

                                          COMPENSATION COMMITTEE
                                          OF THE BOARD OF DIRECTORS

                                          Douglas E. Kelly, M.D.
                                          Vaughn D. Bryson

                            STOCK PERFORMANCE GRAPH

   The following graph compares the Company's cumulative total stockholder return with those of the "Nasdaq Stock Market U.S." Index and the "S & P Healthcare" Index. The graph assumes that $100 was invested (i) on June 7, 1996 (the effective date of the Company's initial public offering) in the Company's Common Stock and (ii) on June 30, 1996 in the "Nasdaq Stock Market U.S." Index and the "S & P Healthcare" Index, including reinvestment of dividends, and reflects the change in the market price of the Company's Common Stock relative to the noted indices at December 31, 2000. The performance shown is not necessarily indicative of future price performance.

                           [STOCK PERFORMANCE GRAPH]

                6/7/96   12/31/96  12/31/97  12/31/98  12/31/99  12/31/00
                -------  --------  --------  --------  --------  --------
FSON            $100.00  $ 34.62   $ 22.60   $ 44.23   $100.00   $ 30.77
NASDAQ          $100.00  $104.98   $127.70   $178.30   $330.90   $200.89
S&P Healthcare  $100.00  $110.39   $156.37   $223.03   $202.39   $272.10

   The information contained in the Stock Performance Graph shall not be deemed "soliciting material" or to be filed with the Securities & Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or Exchange Act, except to the extent the Company specifically incorporates it by reference into such filing.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Company may recommend.

   It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Fremont, California
May 4, 2001

                                   APPENDIX A

                       FUSION MEDICAL TECHNOLOGIES, INC.
                            AUDIT COMMITTEE CHARTER

                           (as adopted June 13, 2000)

I. Mission Statement

   This Charter specifies the scope of the Audit Committee's (the "Committee") responsibilities, and how it carries out those responsibilities, including the structure, processes, and membership requirements. The primary function of the Committee is to assist the Board of Directors (the "Board") in fulfilling its financial oversight responsibilities by reviewing and reporting upon: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company's systems of internal and external controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial reporting processes in general. Consistent with this function, the Committee should encourage continuous improvement of, and should foster adherence to, the Company's financial policies, procedures and practices at all levels. The Committee's primary duties and responsibilities are to:

  . Serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems.

  . Review and appraise the audit efforts and independence of the Company's auditors.

  . Provide an open avenue of communication among the independent auditors, financial and senior management, and the Board.

The Committee will primarily fulfill these responsibilities, and others as may be prescribed by the Board from time to time, by carrying out the activities enumerated in Section IV of this Charter.

II. Structure and Membership Requirements

   The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. A member of the Committee shall be considered independent if, among other things, such director:

  a. Is not an employee of the Company.

  b. Is not a member of the immediate family of an executive officer of the Company, or any of its affiliates, who currently serves in that role or did so during the past three years++.

  c. Has not accepted more than $60,000 in compensation from the Company during the previous fiscal year (excluding compensation and the related benefits for Board service)++.

  d. Has not conducted business with the Company as a partner, controlling shareholder, or executive officer of another for-profit business involving payments to or from the Company that exceed the greater of:
     (i) 5% of either the Company's or the for-profit organization's consolidated gross revenues or, (ii) $200,000, in any of the past three
     (3) years (excluding payments arising solely from investments in the Company's securities).

  e. Is not an executive of another corporation on whose compensation committee any of the Company's current executives serve.

   The Charter may allow for one director who is not deemed to be independent under the above criteria of c, d, or e. This override is allowed only if the Board, under exceptional and limited circumstances, determines that the membership of such director is in the best interests of the Company and its stockholders and discloses the nature of the relationship and the basis of such determination in the Company's next annual proxy statement.

   All members of the Committee must be able to read and understand fundamental financial statements, including a balance sheet, income statement, and cash flow statement. In addition, at least one member must have past employment experience in finance or accounting, professional certification in accounting, or other comparable experience or background resulting in the individuals financial sophistication, including being or having been a chief executive, chief financial, or other senior officer with financial oversight responsibilities.

   The members of the Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a chairman is elected by the full Board, the members of the Committee may designate a chairman by majority vote of the full Committee membership.

III. Meetings

   As part of its job to foster open communication, the Committee must meet at least annually with management and the independent auditors in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its chairman should meet with the independent auditors and management quarterly to review the Company's financial statements consistent with Section
IV.6. below.

IV. Processes

   To fulfill its responsibilities and duties the Committee shall:

 Documents/Reports Review

  1. Obtain the Board members' approval of this Charter.

  2. Review and reassess the Charter's adequacy periodically, but at least annually, as conditions dictate.

  3. Review the Company's annual audited financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

  4. Review the regular Management Letter to management prepared by the independent auditors and management's response.

  5. Review related party transactions for potential conflicts of interests.

  6. Review the interim financial statements with financial management and the independent auditors prior to the filing of the Company's Form 10-Q. The chairman of the Committee may represent the entire Committee for purposes of this review. These meetings should include a discussion of the independent auditors' judgment of the quality of the Company's accounting and any uncorrected misstatements as a result of the quarterly review by the independent auditors.

  7. Maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board. The Committee will also record its summaries of recommendations to the Board in written form that will be incorporated as part of the minutes of the Board meeting at which those recommendations are present.

 Independent Auditors

  8. Recommend to the Board the selection of the independent auditors, considering independence and effectiveness and approve the fees and other compensation to be paid to the independent auditors.

  9. Obtain from the independent auditors a formal written statement delineating all relationships between the independent auditors and the Company, and actively discuss with the independent auditors any disclosed relationships or services that may impact the independent auditors' objectivity and independence (consistent with Independence Standards Board Standard No. 1).

  10. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditors.

  11. Review with the independent auditors their ultimate accountability to the Board and the Committee.

  12. Review and evaluate the performance of the independent auditors and approve any nomination or proposed discharge of the independent auditors when circumstances warrant.

  13. Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the organization's financial statements.

 Financial Reporting Processes

  14. In consultation with the independent auditors, review the integrity of the organization's financial reporting processes, both internal and external.

  15. Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied to its financial reporting.

  16. Consider and approve, if appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditors or management.

 Process Improvement

  17. Establish regular and separate systems of reporting to the Committee by both management and the independent auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments.

  18. Following completion of the annual audit, review separately with both management and the independent auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

  19. Review any significant disagreement among management and the independent auditors in connection with the preparation of the financial statements.

  20. Review with the independent auditors and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented. (This review should be conducted at an appropriate of time subsequent to implementation of changes or improvements, as decided by the Committee.)

  21. Provide oversight and review the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments.

 Ethical and Legal Compliance

  22. Establish, review and update periodically a Code of Ethical Conduct and ensure that management has established a system to enforce this Code.

  23. Review management's monitoring of the Company's compliance with the organization's Ethical Code, and ensure that management has the proper review system in place to ensure that Company's financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements.

  24. Review management's monitoring of compliance with the Foreign Corrupt Practices Act.

  25. Review, with the organization's counsel, legal compliance matters including corporate securities trading policies.

  26. Review, with the organization's counsel, any legal matter that could have a significant impact on the organization's financial statements.

  27. Perform any other activities consistent with this Charter, the Company's By-Laws and governing law, as the Committee or the Board deems necessary or appropriate.

  28. If necessary, initiate special investigations, and if appropriate, hire special counsel or experts to assist the Committee.

 Proxy Statement and NASD Reporting

  29. State in the annual proxy statement that the Committee has adopted a written charter and include a copy of this Charter as an appendix to the proxy statement once every three years.

  30. Include a report in the annual proxy statement, over the names of all Committee members, stating whether the Committee reviewed and discussed the audit financial statements with management, discussed with the independent auditors the matters requiring discussion, including but not limited to those matters required by the Statement of Auditing Standards No. 61, received the written disclosures and letter from the independent auditors as required by Independence Standards Board Standard No. 1, and based upon that review and discussion, recommended to the Board that the audited financial statements be included in the Form 10-K.

Provide the NASD with a written confirmation, as necessary, regarding the structure and membership requirements (under Section II above) of the Committee including the minimum of three independent directors, the financial literacy of the Committee members, the determination that at least one of Committee members has accounting or financial expertise, and the annual review and reassessment of the adequacy of this Charter.

                                                                      1524 PS-01

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                     ---------------------------------------------
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                     2. Call the toll-free number
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         Do not return your Proxy Card if you are voting by Telephone

                                  DETACH HERE
[X] Please mark
    votes as in
    this example.X

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted as follows: (1) FOR the election of the nominated Class II and Class III Directors, (2) FOR approval to amend the Company's 1993 Stock Option Plan increasing the number of shares of Common Stock authorized for issuance and
(3) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as independent auditors and as the proxy holders deem advisable on such other matters as may come before the meeting.


1. Election of Directors.

Class II Nominee:   (01) Ronald A. Elenbaas
Class III Nominees: (02) Gordon W. Russell, (03) Philip M. Sawyer, and
                    (04) Michael L. Eagle


             FOR ALL NOMINEES           WITHHELD FROM ALL NOMINEES
                  [__]                             [__]


   [__] _______________________________________               MARK HERE     [__]
        For all nominees except as noted above                FOR ADDRESS
                                                              CHANGE AND
                                                              NOTE BELOW



2. Proposal to ratify and approve an                FOR   AGAINST   ABSTAIN
   amendment to the 1993 Stock                      [__]   [__]       [__]
   Option Plan to increase the
   number of shares reserved for
   issuance by 710,000 to 4,300,492
   shares.

3. Proposal to ratify the appointment               FOR   AGAINST   ABSTAIN
   of PricewaterhouseCoopers LLP                    [__]   [__]       [__]
   as independent auditors of the
   Company for the year ending
   December 31, 2001.


PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS,EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEY-IN-FACT SHOULD ADD THEIR TITLES. IF A SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE. IF SIGNER IS AN AUTHORIZED OFFICER SIGN STATING TITLE. IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON. PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.

NOTE: (Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)


Signature:__________________________________________________ Date:______________


Signature:__________________________________________________ Date:______________